SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                         Reported): February 16, 2000


                    VANDERBILT MORTGAGE AND FINANCE, INC. (as seller and servicer under the Pooling and Servicing Agreement, dated as of January 26, 2000, providing for the issuance of the Vanderbilt Mortgage and Finance, Inc., Manufactured Housing Contract Senior/Subordinate Pass-Through
                    Certificates, Series 2000A).

                              CLAYTON HOMES, INC.
                     VANDERBILT MORTGAGE AND FINANCE, INC.
            (Exact name of registrant as specified in its charter)


 Clayton Homes, Inc. - Del.
 Vanderbilt - Tennessee                333-75405                62-0997810
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(State or Other Jurisdiction          (Commission             (I.R.S. Employer
     of Incorporation)                File Number)           Identification No.)


500 Alcoa Trail
Maryville, Tennessee                                                37804
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(Address of Principal                                             (Zip Code)
  Executive Offices)


Registrant's telephone number, including area code (423) 380-3000

_________________________________________________________________

Former Address:

_________________________________________________________________



Item 5.  Other Events

Filing of Computational Materials.
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         In connection with the offering of the Vanderbilt Mortgage and Finance, Inc. ("Vanderbilt") Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 2000A, Prudential Securities Incorporated and Merrill Lynch & Co., as the underwriters of the Certificates (the "Underwriters") have provided certain materials (the "Computational Materials") for distribution to its potential investors. Although the Company provided the Underwriters with certain information regarding the characteristics of the Contracts in the related portfolio, it did not participate in the preparation of the Computational Materials.

         For purposes of this Form 8-K, Computational Materials shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Contracts; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials provided by Prudential Securities Incorporated and Merrill Lynch & Co. are attached hereto as Exhibits 99.1 and 99.2, respectively.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)      Exhibits:

         99.1     Computational Materials - Prudential Securities Incorporated

         99.2     Computational Materials - Merrill Lynch & Co.


SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

VANDERBILT MORTGAGE AND FINANCE, INC.



By  /s/  David Jordan
  ------------------------------------
    Name:   David Jordan
    Title:  Secretary



CLAYTON HOMES, INC.



By /s/  Amber Krupacs
  ------------------------------------
   Name:   Amber Krupacs
   Title:  Vice President


Dated:  February 16, 2000

                                 Exhibit Index
                                 -------------

Exhibit
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99.1     Computational Materials - Prudential Securities Incorporated

99.2     Computational Materials - Merrill Lynch & Co.